    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2002

                                                      REGISTRATION NOS. 33-42391
                                                                        811-6391

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER

                           THE SECURITIES ACT OF 1933                        / /

                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO. 18                     /X/

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      //
                                AMENDMENT NO. 20                             /X/

                        (Check appropriate box or boxes)


                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET

                            NEWARK, NEW JERSEY 07102


               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 802-6469

                             JONATHAN D. SHAIN, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                     (Name and Address of Agent for Service)




IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
/X/     immediately upon filing pursuant to paragraph (b)
/ /     on (date) pursuant to paragraph (b)
/ /     60 days after filing pursuant to paragraph (a)(1)
/ /     on (date) pursuant to paragraph (a)(1)
/ /     75 days after filing pursuant to paragraph (a)(2)
/ /     on (date) pursuant to paragraph (a)(2) of Rule 485
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PROSPECTUS

                                     DECEMBER 30, 2002


 PRUDENTIAL
 PACIFIC GROWTH FUND, INC.

                                     FUND TYPE
                                     Global stock
                                     OBJECTIVE
                                     Long-term growth of capital

                                     IMPORTANT CHANGE
                                     See "How to Exchange Your Shares"
                                     section for details.


                                     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                                     [PRUDENTIAL FINANCIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE FUND INVESTS
7       Investment Objective and Policies
8       Other Investments and Strategies
11      Investment Risks

14      HOW THE FUND IS MANAGED
14      Board of Directors
14      Manager
15      Investment Adviser
15      Portfolio Manager
15      Distributor

16      FUND DISTRIBUTIONS AND TAX ISSUES
16      Distributions
17      Tax Issues
18      If You Sell or Exchange Your Shares

20      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20      How to Buy Shares
30      How to Sell Your Shares
34      How to Exchange Your Shares
36      Telephone Redemptions and Exchanges
36      Expedited Redemption Privilege

37      FINANCIAL HIGHLIGHTS
38      Class A Shares
39      Class B Shares
40      Class C Shares
41      Class Z Shares

42      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


--------------------------------------------------------------------------------
PRUDENTIAL PACIFIC GROWTH FUND, INC.                            [TELEPHONE ICON]
                                                                  (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------


This section highlights key information about the PRUDENTIAL PACIFIC GROWTH FUND, INC., which we refer to as "the Fund." Effective June 30, 2003, the name of the Fund will change to Strategic Partners Pacific Growth Fund, Inc. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look for investments that we think will increase in value over a period of years. We normally invest at least 80% of the Fund's investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities, primarily common stock, of companies doing business in or domiciled in the Pacific Basin region, including Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines and New Zealand. The equity-related securities in which the Fund primarily invests are common stocks. We also may use derivatives for hedging or to improve the Fund's returns. There is no limit on the percentage of the Fund's assets that may be invested in any single country.
    To achieve our objective of long-term growth of capital, we look for securities that are undervalued and/or show growth potential. While we make every effort to achieve our objective, we can't guarantee success.

    In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within the Pacific Basin with the most attractive prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.


    The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in equity-related securities of companies doing business in or domiciled in the Pacific Basin region.


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, principally common stock, there

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WE'RE GROWTH INVESTORS
WE LOOK PRIMARILY FOR STOCKS THAT WE BELIEVE ARE UNDERVALUED AND/OR WILL GROW FASTER--AND EARN BETTER PROFITS--THAN OTHER COMPANIES. WE ALSO LOOK FOR COMPANIES WITH STRONG COMPETITIVE ADVANTAGES, EFFECTIVE RESEARCH, PRODUCT DEVELOPMENT, STRONG MANAGEMENT OR FINANCIAL STRENGTH.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------


is the risk that the value of a particular security could go down and cause you to lose money. Also, because the Fund invests primarily in a single region of the world, its investments are geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact the Pacific Basin region more or less than other regions in the world.

    In addition to an individual security losing value, the value of equity markets as a whole could go down. Investing in foreign securities presents additional risks, since foreign political, economic and legal systems may be less stable than those of the U.S. and foreign stock markets could decline. The changing value of foreign currencies could also affect both the value of the assets we hold and our performance. In the case of investments in emerging market securities, these risks are heightened and may result in greater volatility in the value of your investment.

    Since 1997, economic conditions in East and Southeast Asia have weakened dramatically and several countries are experiencing recessions. These conditions have resulted in declines in share prices and market averages, as well as lower values of foreign currencies compared to the U.S. dollar. Thus, the Fund's net asset value has been adversely affected by declines of both share prices and currency values. Although some countries and markets in the region appear to have emerged from these conditions, we cannot guarantee that we will successfully identify those countries and markets that will sustain economic recovery in the region.

    Some of our investment strategies--such as using derivatives--also involve above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

    There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------
2  PRUDENTIAL PACIFIC GROWTH FUND, INC.          [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Fund will achieve similar results in the future.


ANNUAL RETURNS(1) (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   66.55%
1994   -8.79%
1995    5.36%
1996    2.40%
1997  -32.53%
1998   -0.89%
1999   68.15%
2000  -47.81%
2001  -19.53%

BEST QUARTER: 23.84% (2nd quarter of 1999) WORST QUARTER: -23.97% (4th quarter of 1997)


 (1) THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS A SHARES FROM 1-1-02 TO 10-31-02 WAS -10.29%.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-01)



RETURN BEFORE TAXES                         1 YR              5 YR                SINCE INCEPTION
  Class B shares                              -20.26%           -13.09%    -1.95% (since 7-24-92)
  Class C shares                              -17.75%           -13.01%    -9.22% (since 8-1-94)
  Class Z shares                              -15.18%           -12.05%    -10.40% (since 3-1-96)


  CLASS A SHARES


  RETURN BEFORE TAXES                         -19.53%      -13.05%    -1.69% (since 7-24-92)
  RETURN AFTER TAXES ON DISTRIBUTIONS(2)      -19.53%      -13.74%    -2.30% (since 7-24-92)
  RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES(2)                 -11.89%       -9.86%    -1.39% (since 7-24-92)


  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


  MSCI AC Asia Pacific Free Gross
   Index(3)                                   -20.64%       -7.66%    **(3)
  MSCI AC Pacific Free Index(4)               -21.84%       -8.84%    **(4)
  Lipper Average(5)                           -20.08%       -7.37%    **(5)



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER OR EXPENSE REIMBURSEMENT, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) ASIA PACIFIC FREE GROSS INDEX IS AN UNMANAGED, WEIGHTED INDEX COMPRISING APPROXIMATELY 950 SECURITIES LISTED ON THE STOCK EXCHANGES OF AUSTRALIA, HONG KONG, JAPAN, MALAYSIA, SINGAPORE, INDONESIA, SRI LANKA, CHINA (FREE), PAKISTAN, TAIWAN, INDIA, KOREA, THE PHILIPPINES AND THAILAND. THE FUND HAS DISCONTINUED THE USE OF THIS INDEX AS ITS BENCHMARK. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. MSCI AC ASIA PACIFIC FREE GROSS INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 0.53% FOR CLASS A, 0.53% FOR CLASS B, -6.46% FOR CLASS C AND -7.92% FOR CLASS Z SHARES.
(4) THE MSCI AC PACIFIC FREE INDEX IS AN UNMANAGED, FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE INTERNATIONAL EQUITY
     COUNTRIES: AUSTRALIA, CHINA, HONG KONG, INDONESIA, JAPAN, MALAYSIA, NEW ZEALAND, THE PHILIPPINES, SINGAPORE, TAIWAN AND THAILAND. THE FUND'S BENCHMARK CHANGED TO THIS INDEX BECAUSE IT BETTER REFLECTS THE COUNTRIES THAT THE INVESTMENT ADVISER SEEKS TO POSITION THE PORTFOLIO IN, BASED ON THE FUND'S MANDATE. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. THE MSCI AC PACIFIC FREE INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE -0.71% FOR CLASS A, -0.71% FOR CLASS B, -7.62% FOR CLASS C AND -9.08% FOR CLASS Z SHARES.
(5) THE LIPPER AVERAGE IS UNMANAGED, IS BASED ON THE AVERAGE RETURN FOR ALL FUNDS IN EACH SHARE CLASS FOR THE ONE-YEAR, FIVE-YEAR, AND SINCE INCEPTION PERIODS IN THE LIPPER PACIFIC REGION FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 1.78% FOR CLASS A, 1.78% FOR CLASS B, -4.41% FOR CLASS C AND -6.07% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.


-------------------------------------------------------------------
4  PRUDENTIAL PACIFIC GROWTH FUND, INC.          [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None       1%(2)        None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                   1%(3)       5%(4)       1%(5)        None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Management fees                    .75%        .75%        .75%        .75%
  + Distribution and service
   (12b-1) fees                      .30%       1.00%       1.00%        None
  + Other expenses                  1.39%       1.39%       1.39%       1.39%
  = Total annual Fund
   operating expenses               2.44%       3.14%       3.14%       2.14%
  - Waivers and/or
   reimbursements                 .05%(6)        None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                      2.39%(6)       3.14%       3.14%       2.14%



(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKER-DEALERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.
(3) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).
(4) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
(5) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
(6) FOR THE FISCAL YEAR ENDING OCTOBER 31, 2003, THE FUND'S DISTRIBUTOR HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                    1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                      $730      $1,218      $1,731      $3,134
  Class B shares                      $817      $1,269      $1,745      $3,211
  Class C shares                      $514      $1,059      $1,728      $3,514
  Class Z shares                      $217       $ 670      $1,149      $2,472


You would pay the following expenses on the same investment if you did not sell your shares:


                                    1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                      $730      $1,218      $1,731      $3,134
  Class B shares                      $317       $ 969      $1,645      $3,211
  Class C shares                      $414      $1,059      $1,728      $3,514
  Class Z shares                      $217       $ 670      $1,149      $2,472


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6  PRUDENTIAL PACIFIC GROWTH FUND, INC.          [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look to build an investment portfolio which, though potentially volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we can't guarantee success.
    In pursuing our objective, we normally invest primarily (at least 80% of the Fund's investable assets) in EQUITY-RELATED SECURITIES OF COMPANIES DOING BUSINESS IN, OR DOMICILED IN, THE PACIFIC BASIN REGION. Companies doing business in the Pacific Basin region include companies that derive a significant portion of their revenues from sales made in the Pacific Basin region or have principal executive offices or significant properties located in that region. The Pacific Basin region includes, but is not limited to, Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines and New Zealand. In addition to these countries, the Fund may invest directly in companies doing business in or domiciled in Taiwan, India, Pakistan, Vietnam and the People's Republic of China if and when each of their stock markets becomes open to direct foreign investment.

    In addition to common stock, equity-related securities include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible into or exchangeable for common or preferred stock and interests in master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs represent an equity investment in a foreign company or some other foreign issuer that are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities. The Fund may invest up to 20% of its investable assets in equity-related securities of non-Pacific Basin companies and in fixed-income obligations.


-------------------------------------------------------------------
OUR GROWTH STRATEGY
WE LOOK FOR COMPANIES THAT HAVE THE POTENTIAL TO PRODUCE STRONG GROWTH IN EARNINGS AND/OR SALES, AND WHOSE STOCK PRICES DO NOT REFLECT THIS POTENTIAL FOR FUTURE GROWTH. THESE COMPANIES USUALLY HAVE A UNIQUE MARKET NICHE, A STRONG NEW PRODUCT PROFILE OR WHAT WE BELIEVE TO BE SUPERIOR MANAGEMENT. WE ANALYZE COMPANIES USING BOTH FUNDAMENTAL AND QUANTITATIVE TECHNIQUES.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within the Pacific Basin with the most attractive near-term prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.

    For more information, see "How the Fund Invests--Investment Risks" and the Statement of Additional Information (SAI), "Description of the Fund, Its Investments and Risks." The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies discussed above, we may also use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.


MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Under normal conditions, the Fund may invest up to 20% of investable assets in MONEY MARKET INSTRUMENTS, BONDS and OTHER FIXED-INCOME OBLIGATIONS. Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest, if any, and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stock may, although their value does fluctuate inversely to changes in interest rates generally. Corporations and governments issue money market instruments and bonds to raise money. The Fund may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.


    The Fund will purchase only money market instruments that have received one of the two highest short-term debt ratings from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO). For bonds and other long-term fixed-income obligations, we may invest in "investment-grade" obligations. An obligation is investment-grade, if it has

-------------------------------------------------------------------
8  PRUDENTIAL PACIFIC GROWTH FUND, INC.          [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


received one of the top four long-term debt ratings from an NRSRO. Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. We may also invest in obligations that are not rated, but which we believe to be of comparable quality.

    After a security has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. This does not mean that the Fund must sell the security, but the investment adviser will consider such an event in deciding whether the Fund should continue to hold the security in its portfolio.

    The Fund may also invest up to 25% of its net assets in foreign convertible debt obligations having a minimum rating of at least "B" by an NRSRO. These lower-rated obligations are referred to as high-yield or "junk" bonds, and their value is more likely to react to developments affecting market or credit risk than higher-rated debt obligations, which react primarily to movements in the general level of interest rates. In particular, "junk" bond investments may increase or decrease in value due to an issuer's financial condition.

    For more information about bonds and bond ratings, see the SAI, "Appendix I--Description of Security Ratings."

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's investable assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation and our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

DERIVATIVE STRATEGIES

We may use alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns. We may use hedging techniques to try to

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------


protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities in exchange for a premium. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price. With derivatives, the investment adviser tries to predict whether the underlying asset, rate or index--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return taking into account the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Fund's actual portfolio holdings.


ADDITIONAL STRATEGIES
The Fund follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets), LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction), and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
-------------------------------------------------------------------
10  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies of the Fund and certain other non-principal investments the Fund may make. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

  INVESTMENT TYPE


% OF FUND'S ASSETS                        RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
  PACIFIC BASIN EQUITY-                   -- Geographically concentrated            -- Rewards associated with foreign
  RELATED SECURITIES                          investments can result in more            securities in general and equity-
                                              pronounced risks based upon economic      related securities, as described
  AT LEAST 80% OF INVESTABLE ASSETS; UP       conditions that impact that region        below
  TO 100%                                     either more or less than other
                                              regions in the world
                                          -- Investments in emerging market
                                              securities are subject to greater
                                              volatility and price declines
                                          -- Other risks associated with foreign
                                              securities in general and equity-
                                              related securities, as described
                                              below
----------------------------------------------------------------------------------------------------------------------------
  FOREIGN SECURITIES IN GENERAL           -- Foreign markets, economies and         -- Investors can participate in the
                                              political systems, particularly           growth of foreign markets through
  AT LEAST 80% OF INVESTABLE ASSETS; UP       those in developing countries, may        investments in companies operating
  TO 100%                                     not be as stable as those in the          in those markets
                                              U.S.                                  -- May profit from changing values of
                                          -- Currency risk--changing values of          foreign currencies
                                              foreign currencies                    -- Opportunities for diversification
                                          -- May be less liquid than U.S. stocks
                                              and bonds
                                          -- Differences in foreign laws,
                                              accounting standards, public
                                              information and custody and
                                              settlement practices generally
                                              result in less reliable information
                                              on foreign investments and more risk
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS                        RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK AND OTHER EQUITY-RELATED   -- Individual stocks could lose value     -- Historically, stocks have
  SECURITIES                              -- The equity markets could go down,          outperformed other investments over
                                              resulting in a decline in the value       the long term
  FOR U.S. COMPANIES, UP TO 20% OF            of the Fund's investments             -- Generally, economic growth leads to
  INVESTABLE ASSETS, USUALLY LESS         -- Companies that pay dividends may not       higher corporate profits, which
                                              do so if they don't have profits or       leads to an increase in stock
  FOR FOREIGN COMPANIES, AT LEAST 80% OF      adequate cash flow                        prices, known as capital
  INVESTABLE ASSETS; UP TO 100%           -- Changes in economic or political           appreciation
                                              conditions, both domestic and         -- May be a source of dividend income
                                              international, may result in a
                                              decline in value of the Fund's
                                              investments
----------------------------------------------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS                -- The Fund's holdings, share price,      -- Bonds have generally outperformed
                                              yield and total return may fluctuate      money market instruments over the
  UP TO 20% OF INVESTABLE ASSETS              in response to bond market movements      long term with less risk than stocks
                                          -- Credit risk--the risk that an issuer   -- Most bonds will rise in value when
                                              will default, leaving the Fund with       interest rates fall
                                              unpaid interest or principal. The     -- A source of regular interest income
                                              lower an instrument's quality, the    -- Investment grade obligations have a
                                              higher its potential volatility           lower risk of default
                                          -- Market risk--the risk that the market  -- Generally more secure than stock
                                              value of an investment may move up        since companies must pay their debts
                                              or down, sometimes rapidly or             before paying dividends to
                                              unpredictably. Market risk may            stockholders
                                              affect an industry, a sector or the   -- Junk bonds offer higher yields and
                                              market as a whole                         higher potential gains than
                                          -- Interest rate risk--the risk that the      investment-grade bonds.
                                              value of most bonds will fall when
                                              interest rates rise; the longer a
                                              bond's maturity and the lower its
                                              credit quality, the more its value
                                              typically falls. It can lead to
                                              price volatility
                                          -- Junk bonds have a higher risk of
                                              default, tend to be less liquid, are
                                              more volatile and may be more
                                              difficult to value.
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
12  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS                        RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
  DERIVATIVES                             -- The value of derivatives (such as      -- The Fund could make money and protect
                                              futures and options) that are used        against losses if the investment
  PERCENTAGE VARIES                           to hedge a portfolio security is          analysis proves correct
                                              determined independently from that    -- Derivatives that involve leverage
                                              security and could result in a loss       could generate substantial gains at
                                              to the Fund when the price movement       low cost
                                              of a derivative used as a hedge does  -- One way to manage the Fund's
                                              not correlate with a change in the        risk/return balance is by locking in
                                              value of the portfolio security.          the value of an investment ahead of
                                          -- Derivatives may not have the intended      time
                                              effects and may result in losses or   -- Hedges that correlate well with an
                                              missed opportunities                      underlying position can reduce or
                                          -- The other party to a derivatives           eliminate investment income or
                                              contract could default                    capital gains at low cost
                                          -- Derivatives can increase share price
                                              volatility and those that involve
                                              leverage could magnify losses
                                          -- Certain types of derivatives involve
                                              costs that can reduce returns
----------------------------------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES                     -- May be difficult to value precisely    -- May offer a more attractive yield or
                                          -- May be difficult to sell at the time       potential for growth than more
  UP TO 15% OF NET ASSETS                     or price desired                          widely traded securities
----------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS                -- Limits potential for capital           -- May preserve the Fund's assets
                                              appreciation and achieving our
  UP TO 100% OF INVESTABLE ASSETS ON A        objective
  TEMPORARY BASIS                         -- Credit risk and market risk, as
                                              described above
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
100 MULBERRY STREET, GATEWAY CENTER THREE
NEWARK, NJ 07102



    Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended
October 31, 2002, the Fund paid PI management fees of .75% of the Fund's average daily net assets.


    PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2002, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and, as the administrator to closed-end investment companies, with aggregate assets of approximately $93.07 billion.


    Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

    PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Directors must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment adviser or material amendments to advisory agreements pursuant to the Order.
-------------------------------------------------------------------
14  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------

INVESTMENT ADVISER

JF INTERNATIONAL MANAGEMENT INC. (JFIMI) is the Fund's Investment Adviser and has served as such since May 5, 2001. JFIMI, located at 21st Floor, Charter House, 8 Connaught Road, Central, Hong Kong, is a registered investment adviser and a member of JPMorgan Fleming Asset Management (JPMFAM) which was created following the merger between Chase Manhattan and JPMorgan. JPMFAM carries out its business activities in the Asia Pacific region under the name JF Asset Management (JFAM). As of October 31, 2002, JFAM's total assets under management were approximately $32 billion.


PORTFOLIO MANAGER
    ROGER P.F. ELLIS has served as the portfolio manager of the Fund since May 5, 2001. Mr. Ellis is the Chief Investment Officer and the head of the Pacific Regional Group of JFAM. He has been with the JF organization for 12 years.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table. Class A, Class B and Class C shares are subject to a 12b-1 fee of up to .30%, 1.00% and 1.00%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

    The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and sold the shares more than one year later for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at a maximum rate of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates of up to 38.6%. Different rates apply to corporate shareholders.


    For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a

-------------------------------------------------------------------
16  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


broker, you will receive a credit to your account. Either way, the distributions will be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout (although this may not be apparent because the value of each share of the Fund will also be affected by market changes, if any). The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day

 [CHART]
                          ===> + $  CAPITAL GAIN
                                    (taxes owed)
 $
 RECEIPTS                           OR
 FROM SALE
                          ===> - $    CAPITAL LOSS
                                    (offset against gain)

-------------------------------------------------------------------
18  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain sales charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The Class A CDSC is waived for all Class A shareholders other than those who purchased their shares, in an amount of $1 million or more, from certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

    When choosing a share class, you should consider the following:

     --    The amount of your investment,


     -- The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,


     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,

-------------------------------------------------------------------
20  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges


     -- The fact that if you are purchasing Class B shares in an amount of $100,000 or more, other share classes may be more beneficial given your circumstances; you should read the SAI, "Purchase, Redemption, and Pricing of Fund Shares", or consult with your financial adviser in order to make this determination,



     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and



     --    Whether you qualify to purchase Class Z shares.


    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                               CLASS A           CLASS B          CLASS C       CLASS Z
 Minimum purchase          $1,000            $1,000           $2,500            None
   amount(1)
 Minimum amount for        $100              $100             $100              None
   subsequent
   purchases(1)
 Maximum initial sales     5% of the public  None             1% of the public  None
   charge                  offering price                     offering
                                                              price(2)
 Contingent Deferred       1%(5)             If sold during:  1% on sales made  None
   Sales Charge (CDSC)(3)                    Year 1    5%     within 18 months
                                             Year 2    4%     of purchase(3)
                                             Year 3    3%
                                             Year 4    2%
                                             Years 5/6 1%
                                             Year 7    0%
 Annual distribution and   .30 of 1%         1%               1%                None
   service (12b-1) fees    (.25 of 1%
   (shown as a percentage  currently)
   of average net
   assets)(4)



(1) THE MINIMUM INITIAL INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT."
(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN BROKER-DEALERS NOT AFFILIATED WITH PRUDENTIAL MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% SALES CHARGE.
(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGES (CDSC)."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


(4) THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE). CLASS B AND CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE) OF .75 OF 1%. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2003, THE DISTRIBUTOR HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES (12B-1 FEES) TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES.
(5) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.



REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS % OF   SALES CHARGE AS % OF       DEALER
   AMOUNT OF PURCHASE         OFFERING PRICE         AMOUNT INVESTED       REALLOWANCE
 Less than $25,000                         5.00%                  5.26%            4.75%
 $25,000 to $49,999                        4.50%                  4.71%            4.25%
 $50,000 to $99,999                        4.00%                  4.17%            3.75%
 $100,000 to $249,999                      3.25%                  3.36%            3.00%
 $250,000 to $499,999                      2.50%                  2.56%            2.40%
 $500,000 to $999,999                      2.00%                  2.04%            1.90%
 $1 million and above*                      None                   None             None


* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

    To satisfy the purchase amounts above, you can:



     --    Invest with a group of investors who are related to you;



     -- Buy the Class A shares of two or more Prudential mutual funds at the same time;



     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Prudential mutual fund shares you already own (excluding money market funds not acquired through the exchange

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22  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852
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           privilege), (2) the value of money market shares you have received for shares of other Prudential mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation); or



     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will invest a specific dollar amount in the Fund or other Prudential mutual funds within 13 months.



    The Distributor may reallow the Class A sales charge to other dealers.



BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, provided that they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and

     -- Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
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OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating
Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge.


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must


     -- Purchase your shares through an account at Prudential Securities Incorporated (PSI),



     -- Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Prusec), or



     --    Purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers appropriate.


OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

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24  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852
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QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares, provided that they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and


     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares of the Fund can also be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

     -- The Prudential Securities Cash Balance Pension Plan, an employee-defined benefit plan sponsored by Prudential Securities;

     -- Current and former directors/trustees of the Prudential Mutual Funds (including the Fund); and

     --    Prudential, with an investment of $10 million or more.
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PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares, and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

    Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
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26  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852
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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


    The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board.


    The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before capital shares are processed, the NAV you receive may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.


    We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE

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MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.
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is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed.


    Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
    For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

    Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the
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28  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852
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address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at

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(800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

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30  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852
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    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an intial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:



     -- Amounts representing shares you purchased with reinvested dividends and distributions,



     -- Amounts representing the increase in NAV above the total amount of payments for such shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998), and



     -- Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
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    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). As previously noted, in certain cases, Class A shares are subject to a CDSC of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. For both Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

     --    On certain redemptions affected through a Systematic Withdrawal Plan.


    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares."

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WAIVER OF THE CDSC--CLASS C SHARES
PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), The Guaranteed Insulated Separate Account (a separate account offered by Prudential), and shares of The Stable Value Fund (an unaffiliated bank collective fund).

OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest into your account any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate numbers of shares to reflect the amount of
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the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares.
Class B and Class C shares may not be exchanged into money market funds other than the Special Money Market Fund, Inc. After an exchange, the CDSC at redemption will be calculated from the first day of the month after the initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX: 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged
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34  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852
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Class B shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

    If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS. Effective June 16, 2003 the special exchange privilege that allows eligible Class B or Class C shareholders to exchange their shares for Class A shares will be discontinued.


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision will be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

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TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4 p.m. New York time to receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


    The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

-------------------------------------------------------------------
36  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------


The financial highlights are intended to help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


    A copy of the Fund's annual reports along with the Fund's audited financial statements and independent accountant's reports is available, upon request, at no charge as described on the back cover of this Prospectus.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES

The financial highlights for the five years ended October 31, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS A SHARES(3) (FISCAL YEARS ENDED 10-31)


PER SHARE OPERATING
PERFORMANCE                  2002      2001      2000      1999      1998
 NET ASSET VALUE,
  BEGINNING OF YEAR           $6.83     $9.70    $14.01     $9.14    $12.22
 INCOME/LOSS FROM
  INVESTMENT OPERATIONS:
 Net investment income
  (loss)                       (.03)     (.09)     (.09)     (.04)      .06
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                 (.21)    (2.78)    (4.01)     4.99     (1.88)
 TOTAL FROM INVESTMENT
  OPERATIONS                   (.24)    (2.87)    (4.10)     4.95     (1.82)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income              --        --      (.16)     (.08)       --
 Distributions in excess
  of net investment
  income                         --        --      (.05)       --      (.40)
 Distributions from net
  realized gains                 --        --        --        --      (.86)
 TOTAL DISTRIBUTIONS             --        --      (.21)     (.08)    (1.26)
 NET ASSET VALUE, END OF
  YEAR                        $6.59     $6.83     $9.70    $14.01     $9.14
 TOTAL RETURN(1)            (3.51)%  (29.59)%  (29.82)%    55.11%  (15.53)%
---------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA     2002      2001      2000      1999      1998
 NET ASSETS, END OF YEAR
  (000)                     $25,106   $28,615   $50,141   $49,338   $22,624
 AVERAGE NET ASSETS (000)   $29,077   $34,919   $53,389   $31,281   $26,845
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses(2)            2.39%     2.60%     1.60%     1.72%     1.70%
 Operating expenses,
  including distribution
  and service (12b-1)
  fees(2)                     2.39%     2.58%     1.57%     1.72%     1.70%
 Operating expenses,
  excluding distribution
  and service (12b-1)
  fees                        2.14%     2.33%     1.32%     1.47%     1.45%
 Net investment income
  (loss)                     (.48)%   (1.12)%    (.70)%    (.34)%      .63%
 FOR CLASS A, B, C, AND Z
  SHARES:
 Portfolio turnover rate       155%      158%       93%      104%       94%
---------------------------------------------------------------------------



(1) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(2) THE DISTRIBUTOR OF THE FUND CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.
(3)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.


-------------------------------------------------------------------
38  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights for the five years ended October 31, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS B SHARES(2) (FISCAL YEARS ENDED 10-31)


PER SHARE OPERATING
PERFORMANCE                  2002       2001       2000       1999       1998
 NET ASSET VALUE,
  BEGINNING OF YEAR            $6.45      $9.30     $13.50      $8.79     $11.77
 INCOME/LOSS FROM
  INVESTMENT OPERATIONS:
 Net investment loss            (.09)      (.15)      (.19)      (.12)      (.01)
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                  (.17)     (2.70)     (3.87)      4.84      (1.82)
 TOTAL FROM INVESTMENT
  OPERATIONS                    (.26)     (2.85)     (4.06)      4.72      (1.83)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income               --         --       (.09)      (.01)        --
 Distributions in excess
  of net investment
  income                          --         --       (.05)        --       (.29)
 Distributions from net
  realized gains                  --         --         --         --       (.86)
 TOTAL DISTRIBUTIONS              --         --       (.14)      (.01)     (1.15)
 NET ASSET VALUE, END OF
  YEAR                         $6.19      $6.45      $9.30     $13.50      $8.79
 TOTAL RETURN(1)             (4.03)%   (30.72)%   (30.40)%     54.28%   (16.32)%
--------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA     2002       2001       2000       1999       1998
 NET ASSETS, END OF YEAR
  (000)                      $10,840    $16,314    $51,004   $107,769    $74,457
 AVERAGE NET ASSETS (000)    $14,322    $28,834    $96,019    $85,193    $91,983
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                3.14%      3.35%      2.35%      2.47%      2.45%
 Operating expenses,
  including distribution
  and service (12b-1)
  fees                         3.14%      3.33%      2.32%      2.47%      2.45%
 Operating expenses,
  excluding distribution
  and service (12b-1)
  fees                         2.14%      2.33%      1.32%      1.47%      1.45%
 Net investment loss         (1.32)%    (1.90)%    (1.43)%    (1.09)%     (.12)%
--------------------------------------------------------------------------------


(1) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(2)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights for the five years ended October 31, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS C SHARES(2) (FISCAL YEARS ENDED 10-31)


PER SHARE OPERATING
PERFORMANCE                  2002      2001      2000      1999      1998
 NET ASSET VALUE,
  BEGINNING OF YEAR           $6.49     $9.30    $13.50     $8.79    $11.77
 INCOME/LOSS FROM
  INVESTMENT OPERATIONS:
 Net investment loss           (.08)     (.15)     (.19)     (.12)     (.01)
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                 (.19)    (2.66)    (3.87)     4.84     (1.82)
 TOTAL FROM INVESTMENT
  OPERATIONS                   (.27)    (2.81)    (4.06)     4.72     (1.83)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income              --        --      (.09)     (.01)       --
 Distributions in excess
  of net investment
  income                         --        --      (.05)       --      (.29)
 Distributions from net
  realized gains                 --        --        --        --      (.86)
 TOTAL DISTRIBUTIONS             --        --      (.14)     (.01)    (1.15)
 NET ASSET VALUE, END OF
  YEAR                        $6.22     $6.49     $9.30    $13.50     $8.79
 TOTAL RETURN(1)            (4.16)%  (30.29)%  (30.40)%    54.28%  (16.32)%
---------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA     2002      2001      2000      1999      1998
 NET ASSETS, END OF YEAR
  (000)                      $2,061    $2,176    $6,040    $7,073    $1,654
 AVERAGE NET ASSETS (000)    $2,299    $3,035    $7,376    $3,103    $2,276
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses               3.14%     3.35%     2.35%     2.47%     2.45%
 Operating expenses,
  including distribution
  and service (12b-1)
  fees                        3.14%     3.33%     2.32%     2.47%     2.45%
 Operating expenses,
  excluding distribution
  and service (12b-1)
  fees                        2.14%     2.33%     1.32%     1.47%     1.45%
 Net investment loss        (1.23)%   (1.90)%   (1.42)%   (1.09)%    (.12)%
---------------------------------------------------------------------------


(1) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(2)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.

-------------------------------------------------------------------
40  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights for the five years ended October 31, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



 CLASS Z SHARES(2) (--FISCAL YEARS ENDED 10-31)



PER SHARE OPERATING
PERFORMANCE                   2002        2001        2000        1999        1998
 NET ASSET VALUE,
  BEGINNING OF YEAR            $6.85       $9.75      $14.12       $9.17      $12.28
 INCOME/LOSS FROM
  INVESTMENT OPERATIONS:
 Net investment income
  (loss)                        (.01)       (.07)       (.06)         --         .08
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                  (.23)      (2.83)      (4.08)       5.06       (1.89)
 TOTAL FROM INVESTMENT
  OPERATIONS                    (.24)      (2.90)      (4.14)       5.06       (1.81)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income               --          --        (.18)       (.11)         --
 Distributions in excess
  of dividends from net
  investment income               --          --        (.05)         --        (.44)
 Distributions from net
  realized gains                  --          --          --          --        (.86)
 TOTAL DISTRIBUTIONS              --          --        (.23)       (.11)      (1.30)
 NET ASSET VALUE, END OF
  YEAR                         $6.61       $6.85       $9.75      $14.12       $9.17
 TOTAL RETURN(1)             (3.50)%    (29.89)%    (29.75)%      56.05%    (15.36)%
-------------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA      2002        2001        2000        1999        1998
 NET ASSETS, END OF YEAR
  (000)                         $922      $1,147      $3,767     $43,311     $12,429
 AVERAGE NET ASSETS (000)     $1,068      $2,107     $33,479     $22,811     $15,099
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                2.14%       2.35%       1.35%       1.47%       1.45%(3)
 Operating expenses            2.14%       2.33%       1.32%       1.47%       1.45%(3)
 Net investment income
  (loss)                      (.18)%      (.86)%      (.40)%      (.03)%        .82%(3)
-------------------------------------------------------------------------------------



(1) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(2)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.


--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY

-------------------------------------


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.



PRUDENTIAL MUTUAL FUNDS

-------------------------------------------------------------


STOCK FUNDS


LARGE CAPITALIZATION STOCK FUNDS
PRUDENTIAL 20/20 FOCUS FUND


PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND


  PRUDENTIAL STOCK INDEX FUND


PRUDENTIAL TAX-MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND


PRUDENTIAL VALUE FUND


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON GROWTH FUND


SMALL-TO-MID-CAPITALIZATION STOCK
  FUNDS
NICHOLAS-APPLEGATE FUND, INC.


  NICHOLAS-APPLEGATE GROWTH EQUITY FUND


PRUDENTIAL SMALL COMPANY FUND, INC.


PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


SECTOR STOCK FUNDS
PRUDENTIAL NATURAL RESOURCES FUND, INC.


PRUDENTIAL REAL ESTATE SECURITIES FUND


PRUDENTIAL SECTOR FUNDS, INC.


  PRUDENTIAL FINANCIAL SERVICES FUND


  PRUDENTIAL HEALTH SCIENCES FUND


  PRUDENTIAL TECHNOLOGY FUND


  PRUDENTIAL UTILITY FUND



GLOBAL/INTERNATIONAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.


PRUDENTIAL PACIFIC GROWTH FUND, INC.


PRUDENTIAL WORLD FUND, INC.


  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND


BALANCED/ALLOCATION FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL ACTIVE BALANCED FUND


BOND FUNDS


TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.


PRUDENTIAL HIGH YIELD FUND, INC.


PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.


  INCOME PORTFOLIO


PRUDENTIAL TOTAL RETURN BOND FUND, INC.


MUNICIPAL BOND FUNDS


PRUDENTIAL CALIFORNIA MUNICIPAL FUND


  CALIFORNIA SERIES


  CALIFORNIA INCOME SERIES


PRUDENTIAL MUNICIPAL BOND FUND


  HIGH INCOME SERIES


  INSURED SERIES


PRUDENTIAL MUNICIPAL SERIES FUND


  FLORIDA SERIES


  NEW JERSEY SERIES


  NEW YORK SERIES


  PENNSYLVANIA SERIES


PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.


-------------------------------------------------------------------
42  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

------------------------------------------------


GLOBAL/INTERNATIONAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST


  LIQUID ASSETS FUND


  NATIONAL MONEY MARKET FUND


PRUDENTIAL GOVERNMENT SECURITIES TRUST


  MONEY MARKET SERIES


  U.S. TREASURY MONEY MARKET SERIES


PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.


  INSTITUTIONAL MONEY MARKET SERIES


PRUDENTIAL MONEYMART ASSETS, INC.


MUNICIPAL MONEY MARKET FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND


  CALIFORNIA MONEY MARKET SERIES


PRUDENTIAL MUNICIPAL SERIES FUND


  NEW JERSEY MONEY MARKET SERIES


  NEW YORK MONEY MARKET SERIES


TAX-FREE MONEY MARKET FUNDS
COMMAND TAX-FREE FUND


PRUDENTIAL TAX-FREE MONEY FUND, INC.


OTHER MONEY MARKET FUNDS
COMMAND GOVERNMENT FUND


COMMAND MONEY FUND


SPECIAL MONEY MARKET FUND, INC.*


  MONEY MARKET SERIES



STRATEGIC PARTNERS
MUTUAL FUNDS**

-----------------------------

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS


  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND


  STRATEGIC PARTNERS MODERATE GROWTH FUND


  STRATEGIC PARTNERS HIGH GROWTH FUND


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS


  STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND


  STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND


  STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND


  STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND


  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND


  STRATEGIC PARTNERS TOTAL RETURN BOND FUND


STRATEGIC PARTNERS OPPORTUNITY FUNDS


  STRATEGIC PARTNERS FOCUSED GROWTH FUND


  STRATEGIC PARTNERS NEW ERA GROWTH FUND


  STRATEGIC PARTNERS FOCUSED VALUE FUND


  STRATEGIC PARTNERS MID-CAP VALUE FUND


SPECIAL MONEY MARKET FUND, INC.*


  MONEY MARKET SERIES



 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.


--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
44  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit Prudential's website at:

www.prudential.com


Additional information about the Fund
can be obtained without charge and can
be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at
http://www.sec.gov


Fund Symbols                              Nasdaq    CUSIP
                                          ------    -----
Class A                                   PRPAX   743941106
Class B                                   PRPBX   743941205
Class C                                   PRPCX   743941304
Class Z                                   PPGZX   743941403


MF157A                                       Investment Company Act File No.
                                          811-6391

                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 2002

Prudential Pacific Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity-related securities (primarily common stock) of companies doing business in or domiciled in the Pacific Basin region. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. The Fund may invest in equity-related securities of other companies and fixed income obligations. The Fund may also engage in various transactions involving derivatives, such as those involving options on stock, stock indices, foreign currencies and futures contracts on foreign currencies and groups of currencies so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks." Effective June 30, 2003, the name of the Fund will change to Strategic Partners Pacific Growth Fund, Inc.


The Fund's address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and its telephone number is (800) 225-1852.


This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus dated December 30, 2002. A copy of the Prospectus may be obtained at no charge, from the Fund upon request at the address or telephone number noted above.

The Fund's financial statements for the fiscal year ended October 31, 2002 are incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-6391). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                           PAGE
Fund History                                                                B-2
Description of the Fund, Its Investments and Risks                          B-2
Investment Restrictions                                                    B-13
Management of the Fund                                                     B-15
Control Persons and Principal Holders of Securities                        B-20
Investment Advisory and Other Services                                     B-20
Brokerage Allocation and Other Practices                                   B-24
Capital Stock and Organization                                             B-25
Purchase, Redemption and Pricing of Fund Shares                            B-26
Shareholder Investment Account                                             B-35
Net Asset Value                                                            B-39
Taxes, Dividends and Distributions                                         B-40
Performance Information                                                    B-43
Financial Statements                                                       B-45
Appendix I--Description of Security Ratings                                 I-1
Appendix II--General Investment Information                                II-1
Appendix III--Historical Performance Data                                 III-1

MF157B

                                  FUND HISTORY

The Fund was organized under the laws of Maryland on August 14, 1991 as a corporation.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

CLASSIFICATION

The Fund is a diversified open-end management investment company.

INVESTMENT STRATEGIES, POLICIES AND RISKS


The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants, debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others) of companies doing business in or domiciled in the Pacific Basin region, including, but not limited to, Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines and New Zealand. There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the Prospectus.


EQUITY-RELATED SECURITIES


The Fund invests primarily in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants, debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.


With respect to equity-related securities, the Fund may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.

CONVERTIBLE SECURITIES

A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may invest up to 25% of its net assets in foreign convertible securities having a minimum rating of at least "B" by a nationally recognized statistical rating organization.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market

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value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

WARRANTS

The Fund may invest up to 5% of its net assets in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian, State Street Bank and Trust Company (Custodian), will segregate cash or other liquid unencumbered assets marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES AGAINST-THE-BOX


A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short. As a matter of current operating policy, the Fund will not engage in short sales other than short sales against-the-box. This means that the Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.


U.S. GOVERNMENT SECURITIES

U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury Department. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meets its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interest in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases pass-through instruments through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

SECURITIES OF FOREIGN ISSUERS

The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

FOREIGN DEBT SECURITIES

The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities shall also include debt securities of Government Entities denominated in Euros. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government debt securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, pursuant to which the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not intend to borrow more than 5% of its total assets for investment purposes unless this policy is changed by the Board of Directors.

ILLIQUID SECURITIES

The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States).

Historically, illiquid securities have included certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (such as, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. In addition, the Fund may purchase shares of affiliated investment companies. See "Investment Restrictions." Generally the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES

The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will write put options only when the investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The Fund will write only "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds on a share-for-share basis a put of the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

OPTIONS ON SECURITIES INDEXES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.


Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.


RISKS OF TRANSACTIONS IN OPTIONS

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an options exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDEXES

The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDEXES

Because exercises of index options are settled in cash, a call writer, such as the Fund, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3 of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of U.S. dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of U.S. dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities denominated in foreign currencies will also change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. However, the Manager and Subadviser believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Fund will thereby be served. The Fund's Custodian will segregate cash or other liquid assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of foreign currency forward contracts. If the value of the securities segregated declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-dominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on currencies, due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.


Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event the Fund could not close out a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, West German Mark and Eurodollars. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the New York Stock Exchange (NYSE) Composite Index.

The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indexes and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash, U.S. government securities, or other liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for BONA FIDE hedging purposes within the meaning of regulations of the Commodities Futures Trading Commission (CFTC). The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, or other liquid assets with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

SEGREGATED ASSETS

The Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

When conditions dictate a defensive strategy, the Fund may invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government or foreign governments and their agencies or instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

PORTFOLIO TURNOVER

As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" when used in this SAI, means the lesser of (1) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund.

The Fund may not:

(1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, as amended (1940 Act), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

(2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

(3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to the securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

(5) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Description of the Fund, Its Investments and Risks - Illiquid Securities."

The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (a) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (b) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, the Fund has the following investment restrictions.

The Fund may not:

(1) Make investments for the purpose of exercising control or management.

(2) Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

                             MANAGEMENT OF THE FUND


Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                              INDEPENDENT DIRECTORS



                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                                     TERM OF                                                FUND
                           POSITION  OFFICE*** AND                                          COMPLEX         OTHER DIRECTORSHIPS
                           WITH THE  LENGTH OF      PRINCIPAL OCCUPATIONS DURING PAST       OVERSEEN BY     HELD BY THE
NAME, ADDRESS** AND AGE    FUND      TIME SERVED    FIVE YEARS                              DIRECTOR        DIRECTOR****
-----------------------    --------  -------------  ---------------------------------       -------------   -------------------
Delayne Dedrick Gold (64)  Director  Since 1992     Marketing Consultant.                        89                    --

Robert E. La Blanc (68)    Director  Since 1992     President (since 1981) of Robert E. La       74         Director of Storage
                                                    Blanc Associates, Inc.                                  Technology Corporation
                                                    (telecommunications); formerly General                  (technology) (since
                                                    Partner at Salomon Brothers and                         1979), Chartered
                                                    Vice-Chairman of Continental Telecom;                   Semiconductor
                                                    Trustee of Manhattan College.                           Manufacturing, Ltd.
                                                                                                            (Singapore) (since
                                                                                                            1998), Titan Corporation
                                                                                                            (electronics) (since
                                                                                                            1995), Computer
                                                                                                            Associates
                                                                                                            International, Inc.
                                                                                                            (software company)
                                                                                                            (since 2002); Director
                                                                                                            (since 1999) of First
                                                                                                            Financial Fund, Inc. and
                                                                                                            Director (since April
                                                                                                            1999) of The High Yield
                                                                                                            Plus Fund, Inc.

Robin B. Smith (63)        Director  Since 1996     Chairman and Chief Executive Officer         69         Director of BellSouth
                                                    (since August 1996) of Publishers                       Corporation (since
                                                    Clearing House (direct marketing),                      1992), and Kmart
                                                    formerly President and Chief Executive                  Corporation (retail)
                                                    Officer (January 1988-August 1996) of                   (since 1996).
                                                    Publishers Clearing House.

Stephen Stoneburn (59)     Director  Since 1996     President and Chief Executive Officer        74                    --
                                                    (since June 1996) of Quadrant Media
                                                    Corp. (a publishing company); formerly
                                                    President (June 1995-June 1996) of
                                                    Argus Integrated Media, Inc.; Senior
                                                    Vice President and Managing Director
                                                    (January 1993-1995) of Cowles Business
                                                    Media and Senior Vice President of
                                                    Fairchild Publications, Inc
                                                    (1975-1989).

Nancy H. Teeters (72)      Director  Since 1996     Economist; formerly Vice President and       72                    --
                                                    Chief Economist of International
                                                    Business Machines Corporation;
                                                    formerly Director of Inland Steel
                                                    Industries (July 1984-1999); formerly
                                                    Governor of The Federal Reserve

                                      B-15

                                                    (September 1978-June 1984).

Clay T. Whitehead (64)     Director  Since 1992     President (since 1983) of National           91         Director (since 2000) of
                                                    Exchange Inc. (new business                             First Financial Fund,
                                                    development firm).                                      Inc. and Director (since
                                                                                                            2000) of The High Yield
                                                                                                            Plus Fund, Inc.



                              INTERESTED DIRECTORS




                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                                     TERM OF                                                FUND
                           POSITION  OFFICE*** AND                                          COMPLEX         OTHER DIRECTORSHIPS
                           WITH THE  LENGTH OF      PRINCIPAL OCCUPATIONS DURING PAST       OVERSEEN        HELD BY THE
NAME, ADDRESS** AND AGE    FUND      TIME SERVED    FIVE YEARS                              BY DIRECTOR     DIRECTOR****
-----------------------    --------  -------------  ---------------------------------       -------------   -------------------
*Robert F. Gunia (56)      Director  Since 1996     Executive Vice President and Chief          112         Vice President and
                           and Vice                 Administrative Officer (since June                      Director (since May
                           President                1999) of PI; Executive Vice President                   1989) of The Asia
                                                    and Treasurer (since January 1996) of                   Pacific Fund, Inc.
                                                    PI; President (since April 1999) of
                                                    Prudential Investment Management
                                                    Services LLC (PIMS); Corporate Vice
                                                    President (since September 1997) of
                                                    The Prudential Insurance Company of
                                                    America (Prudential); formerly Senior
                                                    Vice President (March 1987-May 1999)
                                                    of Prudential Securities Incorporated
                                                    (PSI); formerly Chief Administrative
                                                    Officer (July 1989-September 1996),
                                                    Director (January 1989-September 1996)
                                                    and Executive Vice President,
                                                    Treasurer and Chief Financial Officer
                                                    (June 1987-December 1996) of
                                                    Prudential Mutual Fund Management,
                                                    Inc. (PMF); Vice President and
                                                    Director (since May, 1992) of
                                                    Nicholas-Applegate Fund, Inc.

*David R. Odenath, Jr.     Director  Since 1999     President, Chief Executive Officer and      115                    --
(45)                       and                      Chief Operating Officer (since June
                           President                1999) of PI; Senior Vice President
                                                    (since June 1999) of
                                                    Prudential; formerly
                                                    Senior Vice President
                                                    (August 1993-May 1999)
                                                    of PaineWebber Group,
                                                    Inc.

*Judy A. Rice (54)         Director  Since 2000     Executive Vice President (since 1999)       111                    --
                           and Vice                 of PI; formerly various positions to
                           President                Senior Vice President (1992-1999) of
                                                    Prudential Securities; and various
                                                    positions to Managing Director
                                                    (1975-1992) of Salomon Smith Barney;
                                                    Member of Board of Governors of the
                                                    Money Management Institute; Member of
                                                    the Prudential Securities Operating
                                                    Council and a Member of the Board of
                                                    Directors for the National Association
                                                    for Variable Annuities.

Information pertaining to the Officers of the Funds who are not also Directors is set forth below.

                                  OFFICERS



                                                         TERM OF
                                                         OFFICE*** AND
                                                         LENGTH OF
NAME, ADDRESS** AND AGE         POSITION WITH FUND       TIME SERVED    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------         ------------------       -------------  --------------------------------------------
Grace C. Torres (43)            Treasurer and Principal  Since 1997     Senior Vice President (since January 2000) of PI; formerly
                                Financial and                           First Vice President (December 1996-January 2000) of PI and
                                Accounting Officer                      First Vice President (March 1993-1999) of Prudential
                                                                        Securities.

Jonathan D. Shain (44)          Secretary                Since 2001     Vice President and Corporate Counsel (since August 1998) of
                                                                        Prudential; formerly Attorney with Fleet Bank, N.A.
                                                                        (January 1997-July 1998) and Associate Counsel (August
                                                                        1994-January 1997) of New York Life Insurance Company.

Marguerite E. H. Morrison (46)  Assistant Secretary      Since 2002     Vice President and Chief Legal Officer-Mutual Funds and
                                                                        Unit Investment Trusts (since August 2000) of Prudential;
                                                                        Senior Vice President and Assistant Secretary (since
                                                                        February 2001) of PI; Vice President and Assistant
                                                                        Secretary of PIMS (since October 2001), previously Vice
                                                                        President and Associate General Counsel (December
                                                                        1996-February 2001) of PI and Vice President and Associate
                                                                        General Counsel (September 1987-September 1996) of
                                                                        Prudential Securities.

Maryanne Ryan (38)              Anti-Money Laundering    Since 2002     Vice President, Prudential (since November 1998) and First
                                Compliance Officer                      Vice President, Prudential Securities (March 1997-May 1998).



* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (PI), the Subadviser (Prudential Investment Management, Inc. or
PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

** Unless otherwise noted, the address of the Directors and Officers is c/o:
Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Incorporation, the Directors may contract for advisory and management services for the Fund or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                            STANDING BOARD COMMITTEES

The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nominating.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended October 31, 2002.

The Nominating Committee consists of all of the Independent Directors. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended October 31, 2002.

In addition to the two standing committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive
Committee: Robert E. La Blanc and Clay T. Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Directors of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2002 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                               COMPENSATION TABLE



                                            AGGREGATE COMPENSATION              TOTAL 2001 COMPENSATION FROM FUNDS AND
NAME AND POSITION                                 FROM FUND                   FUND COMPLEX PAID TO INDEPENDENT DIRECTORS
-----------------                           ----------------------            ------------------------------------------
Delayne Dedrick Gold -- Director                   $ 1,238                               $ 173,000 (37/89)*
Robert E. La Blanc -- Director                     $ 1,238                               $ 115,333 (18/74)*
Robin B. Smith -- Director**                       $ 1,238                               $ 114,500 (26/69)*
Stephen Stoneburn -- Director                      $ 1,238                               $ 110,332 (18/74)*
Nancy H. Teeters -- Director                       $ 1,238                               $ 118,000 (25/72)*
Clay T. Whitehead -- Director                      $ 1,238                               $ 173,000 (30/91)*



* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2001, the total amount of deferred compensation for the year amounted to $80,106 for Robin B. Smith.

Directors and Officers who are interested do not receive compensation from the Fund or any other fund in the Fund Complex and therefore are not shown in the Compensation table.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001.

                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS



                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY SECURITIES             COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                      IN THE FUND                                  FUND COMPLEX
----------------           ---------------------------------          ---------------------------------------
Delayne Dedrick Gold                     --                                         Over $100,000
Robert E. La Blanc                $10,001-$50,000                                   Over $100,000
Robin B. Smith                         $1-$10,000                                   Over $100,000
Stephen Stoneburn                      $1-$10,000                                   Over $100,000
Nancy H. Teeters                         --                                           $1-$10,000
Clay T. Whitehead                        --                                       $50,001-$100,000



                              INTERESTED DIRECTORS



                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY SECURITIES             COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                      IN THE FUND                                  FUND COMPLEX
----------------           ---------------------------------          ---------------------------------------
Robert F. Gunia                          --                                         Over $100,000
David R. Odenath, Jr.                    --                                         Over $100,000
Judy A. Rice                             --                                         Over $100,000



The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                                 NAME OF OWNERS AND                        TITLE OF     VALUE OF       PERCENT OF
NAME OF DIRECTOR              RELATIONSHIPS TO DIRECTOR      COMPANY        CLASS      SECURITIES         CLASS
----------------              -------------------------      -------       --------    ----------      ----------
Delayne Dedrick Gold                     --                     --            --           --              --
Robert E. La Blanc                       --                     --            --           --              --
Robin B. Smith                           --                     --            --           --              --
Stephen Stoneburn                        --                     --            --           --              --
Nancy H. Teeters                         --                     --            --           --              --
Clay T. Whitehead                        --                     --            --           --              --

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 13, 2002, the Directors and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

As of December 13, 2002, the beneficial owners, directly or indirectly, of more than 5% of the outstanding Common Stock of the Fund were:



                                                                                                    NUMBER OF SHARES /
NAME                                ADDRESS                                              CLASS      % OF CLASS
----                                -------                                              -----      -----------------
Frontier Trust Company; FBO ST.     700 17th Street, Suite 300, Denver CO 80202          C          189,690 /  9.8%
Charles Trading, Inc.

Raymond James and Assoc Inc; FBO    880 Carillon Pkwy, St. Petersburg FL 33716           Z           14,503 / 13.8%
Delta Blacktop, Bin # 79681948

Prudential Retirement Services      PO Box 9999, Scranton PA 18507                       Z           11,092 / 10.6%
Administrator for Plan 300006
Nassau County

Bo Du                               1941 Flint Rd, Diamond Bar CA 91765                  Z           19,272 / 18.3%



As of December 13, 2002, Prudential Securities was the record holder for other beneficial owners of the following:



        CLASS                                   NUMBER OF SHARES / % OF CLASS
        -----                                   -----------------------------
          A                                          2,156,104 / 56.8%
          B                                          1,034,797 / 66.4%
          C                                            139,943 / 43.2%
          Z                                            122,458 / 100%



                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.07 billion.

PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, the Fund's Custodian, and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

(2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of its Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of its legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which it is a member, (8) the cost of stock certificates representing its shares, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of its registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws,
(11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of its business, and (13) distribution and service fees.

The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the fiscal years ended October 31, 2002, 2001 and 2000, PI received management fees from the Fund of $350,748, $516,710 and $1,426,965, respectively.

PI has entered into a Subadvisory Agreement with JF International Management Inc. (JFIMI or Subadviser). JFIMI furnishes investment advisory services in connection with the management of the Fund. In connection therewith, JFIMI is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises JFIMI's performance of such services. JFIMI is paid by PI at an annual rate in the amount .50% of the first $250 million of net assets and .45% of net assets in excess of $250 million of the Fund's average daily net assets.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or JFIMI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs Advisers under a "manager-of-managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.

(b) MATTERS CONSIDERED BY THE BOARD

The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and the Subadviser's positive compliance history, as neither the Manager nor the Subadviser has been subject to any significant compliance problems.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser uses these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.


PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

Prudential Investment Management Services LLC (PIMS or the Distributor), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

The Class A Plan provides that (1) up to .25 of 1% of the daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of ..75 of 1% of the average daily net assets of each of the Class B and Class C shares and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares.

The distribution and/or service fees may also be used by the Distributor to compensate dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


CLASS A PLAN. For the fiscal year ended October 31, 2002, PIMS collectively received payments of $72,693 from the Fund, under the Class A Plan. These amounts were expended on commission credits to Prudential Securities Incorporated (PSI) and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2002, PSI and PIMS also collectively received approximately $8,100 in initial sales charges.

CLASS B PLAN. For the fiscal year ended October 31, 2002, PIMS collectively received $143,222 from the Fund under the Class B Plan and spent approximately $93,300, in distributing the Class B shares of the Fund. It is estimated that of the latter amounts approximately $8,800 (9.4%), was spent on printing and mailing of prospectuses to other than current shareholders; $21,700 (23.3%), on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $62,800 (67.3%), on the aggregate of (1) payments of commissions and account servicing fees to its financial advisers $39,500 (42.3%) and (2) an allocation on account of overhead and other branch office distribution-related expenses $23,300 (25.0%). The term "overhead and other branch office distribution-related expenses" as used herein represents (1) the expenses of operating Prusec's and PSI's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (4) other incidental expenses relating to branch promotion of Fund sales.

The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2002, PSI and PIMS collectively received approximately $46,400 in contingent deferred sales charges.

CLASS C PLAN. For the fiscal year ended October 31, 2002, PIMS collectively received $22,994 from the Fund under the Class C Plan and spent approximately $18,100 in distributing the Class C shares of the Fund. It is estimated that of the latter amounts approximately $1,200 (6.6%), was spent on printing and mailing of prospectuses to other than current shareholders; $100 (0.6%) was spent on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $16,800 (92.8%), on the aggregate of (1) payments of commissions and account servicing fees to its financial advisers $16,600 (91.7%), and (2) an allocation on account of overhead and other branch office distribution-related expenses $200 (1.1%). For the fiscal year ended October 31, 2002, PIMS also collectively received approximately $300 in initial sales charges.

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2002, PSI and PIMS collectively received contingent deferred sales charges of approximately $1,200.


The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described in the prospectus. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the National Association of Securities Dealers, Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 2002, the Fund incurred fees of approximately $194,500 for the services of PMFS.


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, PSI and its affiliates.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI or any affiliate in any transaction in which PSI or any affiliate acts as principal. Thus, it will not deal with PSI acting as market maker, and it will not execute a negotiated trade with PSI if execution involves PSIs' acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than PSI, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI, or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934 (as amended), PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with PSI (or any affiliate) are also subject to such fiduciary standards as may be imposed upon PSI (or such affiliate) by applicable law.


The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to PSI, for the three fiscal years ended October 31, 2002.



                                                                 FISCAL YEARS ENDED OCTOBER 31
                                                                 2002        2001         2000
Total brokerage commissions paid by the Fund                  $ 287,928    $ 258,741   $ 1,010,490
Total brokerage commissions paid to PSI                       $     -0-    $     -0-   $       -0-
Total brokerage commissions paid to JF International
Management Inc. (JFIMI)                                       $   1,035    $   3,519   $       -0-

Percentage of total brokerage commissions paid to PSI               -0-%         -0-%          -0-%
Percentage of total brokerage commissions paid to JFIMI            0.36%        1.36%          -0-%

Percentage of total dollar amount of transactions involving
commissions that were effected through PSI                          -0-%         -0-%          -0-%
Percentage of total dollar amount of transactions involving
commissions that were effected through JFIMI                       0.29%        0.62%          -0-%


The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of October 31, 2002, the Fund had no such holdings.

                         CAPITAL STOCK AND ORGANIZATION

THE FUND IS AUTHORIZED TO ISSUE 2,000,000,000 SHARES OF COMMON STOCK, $.001 PER SHARE DIVIDED INTO FOUR CLASSES, DESIGNATED AS CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Currently, the Fund is offering all four classes. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, (the proceeds of which would be invested in separate, independently managed series with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares and Class C shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (3) each class has a different exchange privilege; (4) only class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, MA, Custody and Shareholder Services Division, Attention:
Prudential Pacific Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:00 p.m., New York time) on a business day, you may purchase shares of the Fund on that day. See "Net Asset Value."


In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Pacific Growth Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3i) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum initial sales charge of 5%, Class C* shares are sold at net asset value plus a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using the Fund's net asset value at October 31, 2002, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share*                           $ 6.59
Maximum initial sales charge (5% of offering price)                                  .35
Maximum offering price to public                                                  $ 6.94
CLASS B
Net asset value, offering price and redemption price per Class B share*           $ 6.19
CLASS C
Net asset value and redemption price per Class C share*                           $ 6.22
Maximum initial sales charge (1% of offering price)                                  .06
Maximum offering price to public                                                  $ 6.28
CLASS Z
Net asset value, offering price and redemption price per Class Z share            $ 6.61



* Class A, Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


SELECTING A PURCHASE ALTERNATIVE


The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.


If you qualify for a reduced sales charge on Class A shares, it may generally be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

- officers of the Prudential mutual funds (including the Fund),

- employees of the Distributor, PSI, PI and their subsidiaries and members of the families of such person who maintain an "employee related" account at PSI or the Transfer Agent,

- employees of subadvisers of the Prudential mutual funds, provided that purchases at NAV are permitted by such person's employer,

- Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

- members of the Board of Directors of Prudential,

- real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at PSI, Prusec or with the Transfer Agent,

- registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,

- investors who have a business relationship with a financial adviser who joined PSI from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

- investors in Individual Retirement Accounts (IRAs), provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

- orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

- orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Fund--Step 2: Choose a Share Class - Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


An eligible group of related Fund investors includes any combination of the following:

- an individual;

- the individual's spouse, their children and their parents;

- the individual's and spouse's IRA;

- any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

- a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

- a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

- one or more employee benefit plans of a company controlled by an individual.

In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written letter of intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Fund or other Prudential mutual funds. Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a letter of intent.


For purposes of the letter of intent, all shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.

A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a letter of intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.

A letter of intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the investments made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a letter of intent should carefully read such letter.

The Transfer Agent, Distributor or dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

CLASS B AND CLASS C SHARES

The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold with an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor" in the Prospectus. In connection with the sale of Class C shares, the Distributor will pay at the time of the sale, from its own resources, dealers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 1% of the purchase price.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


BENEFIT PLANS. Certain group retirement plans may purchase Class C shares at NAV, without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (1) investors purchasing shares through an account at PSI, (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


CLASS Z SHARES

Class Z shares of the Fund currently are available for purchase by the following categories of investors:

- Benefit Plans, provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

- participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,

- certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option,

- Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (1) were Class Z shareholders of the Prudential mutual funds or (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

- the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by PSI,

- current and former Directors/Trustees of the Prudential mutual funds (including the Fund),

- employees of Prudential and/or PSI who participate in a Prudential-sponsored employee saving plan and,

- Prudential, with an investment of $10 million or more.

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with Prudential or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS. These plans include Benefit Plans.

RIGHTS OF ACCUMULATION


Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.


The Distributor, dealer or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plan.

SALE OF SHARES


You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by PMFS in connection with investors' accounts) by PMFS, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4: 00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time you will receive the next day's NAV if your order to sell is received after the close of trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


If you hold shares of the Fund through PSI, you must redeem your shares through PSI. Please contact your PSI financial adviser.

In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by PMFS, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.

Payment for redemption of recently purchased shares will be delayed until the Fund or PMFS has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by PMFS. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Fund's Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if you order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund -- Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the shareholder, (3) are to be sent to an address other than the address on PMFS' records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


Payment for shares presented for redemption will be made by check within seven days after receipt by the PMFS, the Distributor or your broker of the certificate and written request, except as indicated below. If you hold shares through PSI, payment for shares presented for redemption will be credited to your account at your dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sale of Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund and account at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify PMFS, either directly or through the Distributor or your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES


Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within eighteen months of purchase (or one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount received by you. The CDSC will be imposed on any redemption by you, which will reduce the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and eighteen months (or one year for Class C shares purchased before November 2, 1998), in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

         YEAR SINCE PURCHASE            CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
             PAYMENT MADE                     DOLLARS INVESTED OR REDEMPTION PROCEEDS
         -------------------            ---------------------------------------------------
                First                                           5.0%
                Second                                          4.0%
                Third                                           3.0%
                Fourth                                          2.0%
                Fifth                                           1.0%
                Sixth                                           1.0%
               Seventh                                         None


In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES. The CDSC will be waived for all investors other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

     (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
     (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2, death or disability, provided that the shares were purchased prior to death or disability, or a periodic distribution based on life expectancy;
     (3) in the case of a Section 403 (b) custodial account, a lump sum or other distribution after attaining age 591/2; and
     (4) a tax-free return of an excess contribution or plan distributions following the death of disability of the shareholder, provided that the shares were purchased prior to death or disability.

     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than the one following a separation from sevice (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waiver on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted with thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent or your broker will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                      REQUIRED DOCUMENTATION
------------------                                      ----------------------
Death                                                   A certified copy of the shareholder's death certificate or, in the case of a trust, a certified copy of the grantor's
                                                        death certificate, plus a copy of the trust agreement
                                                        identifying the grantor.

Disability--An individual will be considered disabled   A copy of the Social Security Administration award letter or
if he or she is unable to engage in any substantial     a letter from a physician on the physician's letterhead
gainful activity by reason of any medically             stating that the shareholder is permanently disabled. In the
determinable physical or mental impairment which can    case of a trust, a copy of the trust agreement identifying
be expected to result in death or to be of              the grantor will be required as well. The letter must also
long-continued and indefinite duration.                 indicate the date of disability.
Distribution from an IRA or 403(b) Custodial Account    A copy of the distribution form from the custodial firm
                                                        indicating (i) the date of birth of the shareholder and
                                                        (ii) that the shareholder is over age 59 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                       A letter signed by the plan indicating the reason for the
                                                        distribution.

Excess Contributions                                    A letter from the shareholder (for an IRA) or the plan
                                                        administrator/Director on company letterhead indicating the amount of the excess and whether or not taxes have been
                                                        paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994. The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund in one year and an additional $450,000 of Class B shares in the following year, with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


         YEAR SINCE PURCHASE                      CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
            PAYMENT MADE                               DOLLARS INVESTED OR REDEMPTION PROCEEDS
         -------------------                      ---------------------------------------------------
                                            $500,001 TO $1 MILLION                 OVER $1 MILLION
First                                                 3.0%                               2.0%
Second                                                2.0%                               1.0%
Third                                                 1.0%                                 0%
Fourth and thereafter                                   0%                                 0%


You must notify the Fund's Transfer Agent either directly or through PSI or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


It is contemplated that the exchange privilege may be applicable to new mutual funds, whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at
(800)225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through PSI, you must exchange your shares by contacting your PSI financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS, at the address noted above.

CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of Prudential Short-Term Corporate Bond Fund and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential mutual funds participating in the Exchange Privilege.

The following money market funds participate in the Class A Exchange Privilege:

Prudential California Municipal Fund
(California Money Market Series)

Prudential Government Securities Trust
(Money Market Series)
(U.S. Treasury Money Market Series)

Prudential Municipal Series Fund
(New Jersey Money Market Series)
(New York Money Market Series)

Prudential MoneyMart Assets, Inc. (Class A shares)

Prudential Tax-Free Money Fund, Inc.

CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in the account of a shareholder who qualifies to purchase Class A shares at NAV will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through PSI, Prusec or another broker that they are eligible for this special exchange privilege. Effective June 16, 2003, the special exchange privilege that allows eligible Class B or Class C shareholders to exchange their shares for Class A shares will be discontinued.

Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI's 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


               PERIOD OF MONTHLY INVESTMENTS:     $100,000          $150,000         $200,000          $250,000
               ------------------------------     ---------         ---------        ---------         --------
25 Years                                          $   105           $   158          $   210           $   263
20 Years                                              170               255              340               424
15 Years                                              289               433              578               722
10 Years                                              547               820            1,093             1,366
5 Years                                             1,361             2,041            2,721             3,402


(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

AUTOMATIC INVESTMENT PLAN (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or Prudential Securities Account (including a COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through PSI or the Transfer Agent. Such plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested. See "Automatic Reinvestment of Dividends and Distributions" above.

The Transfer Agent, the Distributor or the applicable dealer act as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawals. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from PSI or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)


                     CONTRIBUTIONS MADE OVER:            PERSONAL SAVINGS         IRA
                     ------------------------            ----------------         ---
10 years                                                    $  26,283           $  31,291
15 years                                                       44,978              58,649
20 years                                                       68,739              98,846
25 years                                                       98,936             157,909
30 years                                                      137,316             244,692


(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event that such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce its minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of net asset value to be as of 4:00 p.m. New York time. Under the 1940 Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value, considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors, as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.


Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAVs of Class A, Class B and Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAVs of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Funds' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) and (3) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is the excess of net short-term capital gains over net long-term capital losses) each year. These requirements may limit a Funds' ability to invest in other types of assets.

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Funds' net investment income

(including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. The Fund intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent such Fund does not meet certain distribution requirements by the end of each calendar year.


Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.


Gains or losses on sales or securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Long-term capital gains on sales of securities by the Fund are taxed at different rates depending on: (1) the shareholder's income tax bracket; (2) whether the securities were held by the Fund for more than five years and (3) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, straddle, constructive sale or short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses, recognize gain or cause gain to be treated as short-term capital gain and taxed at ordinary income rates rather than long-term capital gain rates. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest and, market discount rules which may, among other things, cause gains to be treated as ordinary income.


Special rules apply to most options on stock indexes, certain futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies." These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Funds' taxable year, i.e., treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to foreign currency forward contracts, sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss.

Forward foreign currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes, which may result in the deferral of losses in positions held by the Fund to the extent of any unrecognized gain on offsetting positions held by the Fund.


A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund" then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualified electing fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election, I.E., treat the shares of the PFIC as sold on the last day of such Funds' taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized by the Fund to the extent of its previously reported mark-to-market gains.

Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Fund will be eligible for the dividends-received deduction for corporate shareholders only to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Since the Fund is not likely to have a substantial portion of its assets invested in stock of domestic corporations, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be minimal. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations. Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for future federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.


Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Funds' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.


Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be generally subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.


Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.


If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Funds' total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Funds' shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election shareholders will be required to: (1) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; (2) treat their pro rata share of foreign income taxes as paid by them; and (3) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a foreign shareholder may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. Accordingly, a foreign shareholder may recognize additional taxable income as a result of the Fund's electing to pass through the foreign taxes to shareholders. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.


Each shareholder will be notified within 60 days after the close of the Funds' taxable year whether the foreign income taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign income taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.


Distributions may be subject to additional state and local taxes. Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

Average annual total return is computed according to the following formula:

                             P(1+T) POWER OF n = ERV

Where:    P = a hypothetical initial payment of $1000.
          T = average annual total return.
          n = number of years.
          ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


The average annual total return of the Class A shares for the one year, five year and since inception (July 24, 1992) periods ended October 31, 2002 was -8.34%, -9.91% and -2.54%, respectively, and for the Class B shares, was -8.83%, -9.95% and -2.83%, respectively, for the same periods. The average annual total return for Class C shares for the one year, five year and since inception (August 1, 1994) periods ended October 31, 2002 was -6.07%, -9.88% and -9.54%, respectively. The average annual total return for Class Z shares for the one year, five year and since inception (March 1, 1996) periods ended October 31, 2002 was -3.50%, -8.89% and -10.55%, respectively.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Average annual total return (after taxes on distributions and after taxes on distribution and redemption) take into account any applicable initial or contingent deferred sales charges and take into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

        Average annual total return (after taxes on distributions) is computed according to the following formula:


                           P(1+T) POWER OF n = ATV BASE OF D

Where:    P = a hypothetical initial payment of $1,000.
          T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
          n = number of years.
          ATV BASE OF D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


        Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                           P(1+T) POWER OF n = ATV BASE OF DR

Where:    P = a hypothetical initial payment of $1,000.
          T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
          N = number of years.
          ATV BASE OF DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.


AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                   ERV - P
                                   -------
                                       P

Where:    P = a hypothetical initial payment of $1000.
          ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


The aggregate total return for Class A shares for the one year, five year and since inception (July 24, 1992) periods ended October 31, 2002 was -3.51%, -37.53% and -19.17%, respectively, and for Class B shares was -4.03%, -40.26% and -25.52%, respectively, for the same periods. The aggregate total return for Class C shares for the one year, five year and since inception (August 1, 1994) periods ended October 31, 2002 was -4.16%, -39.97% and -55.84%, respectively. The aggregate total return for Class Z shares for the one year, five year and since inception (March 1, 1996) periods ended October 31, 2002 was -3.50%, -37.22 and -52.45%, respectively.


From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term with the rate of inflation.(1)

[CHART]

PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS OTHER THE LONG TERM (12/31/1926-12/31/2001)

Common Stocks              10.7%
Long-Term Gov't. Bonds      5.3%
Inflation                   3.1%


(1) Source: Ibbotson Associates' STOCKS, BONDS, BILLS AND INFLATION--2001 YEARBOOK (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-value weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended October 31, 2002, incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-6391), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

                   APPENDIX I--DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than that of Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES


LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A-1: The designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH RATINGS


INTERNATIONAL LONG-TERM CREDIT RATINGS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM DEBT RATINGS

F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

ASSET ALLOCATION

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA

The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

[CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

Source: Stocks, Bonds, Bills and Inflation 2001 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the NYSE. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. Government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2001. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

                                      III-1

All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                       HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                   1990     1991    1992    1993    1994    1995    1996    1997    1998    1999     2000     2001
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(4)                8.5%    15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%   10.0%   (2.56)%  13.52%    7.23%
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(4)          10.7%    15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%    7.0%    1.86%   11.16%    8.22%
------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)      7.1%    18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%    8.6%   (1.96)%   9.39%   10.40%
------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)               (9.6)%   46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%    1.6%    2.39%   (5.86)%   5.28%
------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)               15.3%    16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3)%   5.3%   (5.07)%  (2.63)%  (3.54)%
========================================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST     24.9%    30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1%    8.4%    7.46%   19.10%   13.94%
RETURNS PERCENT
------------------------------------------------------------------------------------------------------------------------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the Index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                      III-2

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential Mutual Fund.


[CHART]

           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                  (12/31/1985 - 12/31/2001) (IN U.S. DOLLARS)

Sweden          15.51%
Spain           15.26%
Hong Kong       14.96%
Netherland      14.03%
Belgium         13.78%
France          13.20%
USA             13.14%
U.K.            12.28%
Switzerland     12.21%
Europe          11.92%
Denmark         11.88%
Australia        9.54%
Germany          8.63%
Canada           8.45%
Italy            7.70%
Norway           6.82%
Austria          4.95%
Japan            3.84%


Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of December 31, 2001. Used with permission. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


                                      III-3

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

[CHART]


Source: Stocks, Bonds, Bills, and Inflation 2001 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                                      III-4

[CHART]

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 15.9 TRILLION

U.S.           45.4%
Europe         33.2%
Pacific Basin  18.4%
Canada          3.0%



Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.


                                      III-5

This chart below shows the historical volatility of general interest rates as measured by the long-term U.S. Treasury Bond.

[CHART]

LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-2001)


Source: Stocks, Bonds, Bills, and Inflation 2001 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.


                                      III-6

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on January 3, 1995.

    (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 29, 1995.
    (3) Articles Supplementary, as filed May 29, 2001. *

(b) By-Laws of the Registrant, as Revised and Restated November 18, 1999, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 22, 2000.
(c) (1) Specimen stock certificate (Class A Shares), incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
    (2) Specimen stock certificate (Class B Shares), incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
    (3) Specimen stock certificate (Class C Shares), incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
    (4) Specimen stock certificate (Class Z Shares), incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
    (5) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 30, 1993 (File No. 33-42391).

(d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
    (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to
    Exhibit 5(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
    (3) Amendment dated January 1, 2000 to Subadvisory Agreement between Prudential Investments Fund Management LLC and the Prudential Investment Corporation, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 22, 2000.

    (4) Interim Subadvisory Agreement dated October 2, 2000 between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on February 26, 2001.
    (5) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jardine Fleming International Management Inc., incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 28, 2001.

(e) (1) Distribution Agreement between the Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 27, 1996.
    (2) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on November 24, 1998.
    (3) Form of Dealer Agreement, incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on November 24, 1998.
(f) Not Applicable.
(g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
    (2) Form of Amendment to Custodian Contract, incorporated by reference to
    Exhibit 8(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on November 2, 1995.
    (3) Amendment dated February 22, 1999 to Custodian Contract, incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 22, 2000.

    (4) Amendment dated July 17, 2001 to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 28, 2001.

    (5) Amendment dated January 17, 2002 to Custodian Contract. *

(h) (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
    (2) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 22, 2000.
(i) Opinion of Shereff, Friedman, Hoffman & Goodman, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 31, 1997.
(j) Consent of Independent Accountants.*
(k) Not Applicable.
(l) Not Applicable.
(m) (1) Amended Distribution and Service Plan for Class A shares of the Registrant, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on November 24, 1998.
    (2) Amended Distribution and Service Plan for Class B shares of the Registrant, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on November 24, 1998.
    (3) Amended Distribution and Service Plan for Class C shares of the Registrant, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on November 24, 1998.
(n) Not Applicable.

(o) Amended and Restated Plan pursuant to Rule 18f-3 dated September 4, 2002. *
(p) (1) Code of Ethics of the Registrant dated September 4, 2002. *
    (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC, dated September 4, 2002. *
    (3) Code of Ethics of JF International Management Inc. dated November 8, 2001, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 28, 2001.
(q) Powers of Attorney dated May 23, 2001, incorporated by reference to Exhibit
    (q) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on December 28, 2001.


    * Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25. INDEMNIFICATION

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's Amended By-Laws (Exhibit (b) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (1) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC (PIMS) or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(i) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(ii) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Prudential Investments LLC (PI)

See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

The business and other connections of PI's directors and principal executive officers within the last two years are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.


  NAME AND ADDRESS                    POSITION WITH PI                                 PRINCIPAL OCCUPATIONS
  ----------------                    ----------------                                 ---------------------
Robert F. Gunia              Executive Vice President and Chief        Executive Vice President and Chief Administrative Officer,
                             Administrative Officer                    PI; Vice President, Prudential; President, Prudential
                                                                       Investment Management Services LLC (PIMS)

William V. Healey            Executive Vice President, Chief Legal     Executive Vice President, Chief Legal Officer and Secretary,
                             Officer and Secretary                     PI; Vice President and Associate General Counsel, Prudential;
                                                                       Senior Vice President, Chief Legal Officer and Secretary,
                                                                       PIMS

David R. Odenath, Jr.        President, Chief Executive Officer and    President, Chief Executive Officer and Chief Operating
                             Chief Operating Officer                   Officer, PI; Senior Vice President, The Prudential Insurance
                                                                       Company of America (Prudential)

Kevin B. Osborn              Executive Vice President                  Executive Vice President, PI

Judy A. Rice                 Executive Vice President                  Executive Vice President, PI

Philip N. Russo              Executive Vice President, Chief Financial Executive Vice President, Chief Financial Officer and
                             Officer and Treasurer                     Treasurer, PI; Director of Jennison Associates LLC

Lynn M. Waldvogel            Executive Vice President                  Executive Vice President, PI


(b) JF International Management Inc. (JFIMI)

See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and executive officers of JFIMI are listed on its Form ADV as currently on file with the Commission (File No. 801-41622).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.

(b) Information concerning the directors and officers of PIMS is set forth below.


                                                     POSITIONS AND                                          POSITIONS AND
NAME(1)                                         OFFICES WITH UNDERWRITER                               OFFICES WITH REGISTRANT
-------                                         ------------------------                               -----------------------
C. Edward Chaplin                     Executive Vice President and Treasurer                          None
751 Broad Street
Newark, NJ 07102

Margaret Deverell                     Senior Vice President and Chief Financial Officer               None
213 Washington Street
Newark, NJ 07102

John T. Doscher                       Senior Vice President and Chief Compliance Officer              None

Robert F. Gunia                       President                                                       Vice President and Director

William V. Healey                     Senior Vice President, Secretary and Chief Legal Officer        None

Stephen Pelletier                     Executive Vice President                                        None

Scott G. Sleyster                     Executive Vice President                                        None
71 Hanover Road
Florham Park, NJ 07932

John R. Strangfeld, Jr.               Executive Vice President                                        None
One Seaport Plaza
New York, NY 10292


(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 unless otherwise noted.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, JF International Management, Inc., 21st Floor, Charter House, 8 Connaught Road, Central, Hong Kong, the Registrant, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(4), (5), (6),
(7), (9), (10) and (11) and 31a-1(d) and (f) will be kept at Gateway Center Three, Newark, NJ 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES


Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Investment Advisory and Other Services--Manager and Investment Advises" and "Investment Advisory and Other Services--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

None

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of December, 2002.



                                            PRUDENTIAL PACIFIC GROWTH FUND, INC.


                                            *David R. Odenath
                                            -----------------
                                            DAVID R. ODENATH, PRESIDENT


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                             TITLE                           DATE
              ---------                             -----                           ----
*Delayne Dedrick Gold                  Director
---------------------
DELAYNE DEDRICK GOLD

*Robert F. Gunia                       Director and Vice President
----------------
ROBERT F. GUNIA

*Robert E. La Blanc                    Director
-------------------
ROBERT E. LA BLANC

*David R. Odenath                      Director
-----------------
DAVID R. ODENATH

*Judy A. Rice                          Director and Vice President
-------------
JUDY A. RICE

*Robin B. Smith                        Director
---------------
ROBIN B. SMITH

*Stephen Stoneburn                     Director
------------------
STEPHEN STONEBURN

*Nancy H. Teeters                      Director
-----------------
NANCY H. TEETERS

*Grace C. Torres                       Treasurer and Principal Financial
----------------                       and Accounting Officer
GRACE C. TORRES

*Clay T. Whitehead                     Director
------------------
CLAY T. WHITEHEAD

By: /s/ Jonathan D. Shain
-------------------------
JONATHAN D. SHAIN
ATTORNEY-IN-FACT                                                               December 30, 2002

                                  EXHIBIT INDEX


 EXHIBIT
   NO.                                      DESCRIPTION
(a)(3)      Articles Supplementary filed May 29, 2001. *
(g)(5)      Amendment dated January 17, 2002 to Custodian Contract. *
(j)         Consent of Independent Accountants. *
(o)         Amended and Restated Plan pursuant to Rule 18f-3 dated September 4, 2002. *
(p)(1)      Code of Ethics of the Registrant dated September 4, 2002. *
(p)(2)      Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc.,
            Prudential Investments LLC and Prudential Investment Management
            Services LLC dated September 4, 2002. *



* Filed herewith.